UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 8, 2003

MUTUALFIRST FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation	000-27905 (Commission File Number)	35-2085640 (IRS Employer Identification No.)
110 E. Charles Street, Muncie, Indiana (Address of principal executive offices)	47305-2419 (Zip Code)

Registrant's telephone number, including area code (765) 747-2800

Not Applicable (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

              On October 8, 2003, MutualFirst Financial, Inc. issued the press release attached hereto as Exhibit 99.1, announcing MutualFirst Financial's and Mutual Federal Savings' Leadership Transition.

ITEM 7.   EXHIBITS

              (c) Exhibits

                   Exhibit 99.1 - Press Release, dated October 8, 2003

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: October 8, 2003	By: /s/ R. Donn Roberts R. Donn Roberts President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 8, 2003

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